SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2026

BALLSTON SPA BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	333-291808	74-2245601
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

990 State Route 67, Ballston Spa, NY	12020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (518) 363-8199

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 12, 2026, Ballston Spa Bancorp, Inc., the holding company for Ballston Spa National Bank (collectively “BSNB”), and NBC Bancorp, Inc., the holding company for The National Bank of Coxsackie (collectively “NBC”), jointly announced that they have received all requisite regulatory approvals to complete their pending merger and the merger of their subsidiary banks.

BSNB and NBC expect to complete the proposed transaction in the second quarter of 2026, subject to the satisfaction of customary closing conditions, including the receipt of shareholder approvals from their respective shareholders. BSNB and NBC have scheduled their respective special shareholders’ meeting on March 23, 2026, to vote on the transaction.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about BSNB or NBC’s beliefs, plans, strategies, predictions, forecasts, objectives, intentions, assumptions or expectations are not historical facts and may be forward-looking. Forward-looking statements are often, but not always, identified by such words as "believe," "expect," "anticipate," "can," "could," "may," "predict," "potential," "intend," "outlook," "estimate," "forecast," "project," "should," "will," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which may change over time. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BSNB and NBC. Such statements are based upon the current beliefs and expectations of the management of BSNB and NBC and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite shareholder approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with BSNB’s and NBC's respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which BSNB and NBC operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Any forward-looking statement speaks only as of the date on which it is made, and BSNB and NBC undertake no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

Additional Information

This communication is being made with respect to the proposed merger transaction involving BSNB and NBC. BSNB and NBC have provided their respective shareholders with a joint proxy statement of BSNB and NBC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BSNB AND NBC ARE URGED TO CAREFULLY READ THE ENTIRE JOINT PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THAT DOCUMENT, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by BSNB with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. Alternatively, these documents can be obtained free of charge from BSNB upon written request to James Dodd, Chief Financial Officer, Ballston Spa Bancorp, Inc., 990 State Route 67, Ballston Spa, NY 12020 or from NBC upon written request to Caitlin McCrea, Chief Financial Officer, NBC Bancorp, Inc., 3-7 Reed Street, Coxsackie, NY 12051.

Participants in Solicitation

BSNB, NBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement. Free copies of that document may be obtained as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued on February 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALLSTON SPA BANCORP, INC.

DATE: February 12, 2026	By:	/s/ Christopher Dowd
Christopher Dowd
President and Chief Executive Officer